UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20548


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 8, 2006


                          RIDGEWOOD ENERGY P FUND, LLC
             (Exact name of registrant as specified on its charter)


         Delaware                   000-51926                 86-1133315
  (State of Incorporation)         (Commission              (IRS Employer
                                   File Number)               ID Number)


                   Registrant's address and telephone number:
                  1314 King Street, Wilmington, Delaware 19801
                                 (302) 888-7444


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 4.01.        Changes in Registrant's Certifying Accountant

     On June 8, 2006, Ridgewood Energy Corporation, the manager of Ridgewood Energy P Fund, LLC (the "Fund"), dismissed Perelson Weiner LLP ("Perelson Weiner") as the Fund's independent registered public accountants.

     The Fund was formed on March 21, 2005 and filed its Registration Statement on Form 10 in April 2006; thus, the period beginning March 21, 2005 and ended December 31, 2005 was the Fund's first audited reporting period. Perelson Weiner's audit report on the financial statements of the Fund for the period March 21, 2005 (inception) through December 31, 2005 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

     From the date of inception of the Fund through June 8, 2006, there were no disagreements with Perelson Weiner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Perelson Weiner, would have caused Perelson Weiner to make reference to the subject matter of the disagreements in their report on the Fund's financial statements for such period.

     From the date of inception of the Fund through June 8, 2006, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Fund has provided a copy of the above disclosures to Perelson Weiner and asked Perelson Weiner to provide it with a letter addressed to the Securities and Exchange Commission stating whether or not Perelson Weiner agrees with the statements made herein, and if not, stating the respects in which it does not agree. The Fund will file an amendment to this Form 8-K attaching a copy of such letter as an exhibit promptly after Perelson Weiner furnishes the letter to the Fund.

     As disclosed in a Form 8-K filed by the Fund with the SEC on July 13, 2006, on July 12, 2006, Ridgewood Energy Corporation appointed Deloitte & Touche LLP as the Fund's independent registered public accounting firm.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                            RIDGEWOOD ENERGY P FUND, LLC


Date: July 27, 2006                         By: /s/ Kathleen P. McSherry
                                                ------------------------
                                                Kathleen P. McSherry
                                                Senior Vice President and
                                                Chief Financial Officer


                                       2